Statement of Additional Information Supplement
December 20, 2010

For the following funds with statements of additional information dated February 1, 2010 – December 1, 2010 (each as supplemented to date)

AMCAP Fund®
American Balanced Fund®
The American Funds Income Series —
     U.S. Government Securities FundSM
American Funds Mortgage FundSM
American High-Income TrustSM
The Bond Fund of America,SM Inc.
Capital World Bond Fund®
Capital World Growth and Income Fund,SM Inc.
EuroPacific Growth Fund®
Fundamental InvestorsSM
The Income Fund of America®
Intermediate Bond Fund of America®
International Growth and Income FundSM
The Investment Company of America®
The New Economy Fund®
New Perspective Fund,® Inc.
Short-Term Bond Fund of AmericaSM
SMALLCAP World Fund,® Inc.
Washington Mutual Investors FundSM

1.   The first paragraph under the heading “Dividends” and the first and second paragraphs under the heading “Capital gains distributions” in the “Taxes and distributions — Dividends and capital gains” section of the statement of additional information are amended in their entirety to read as follows:

Dividends — The fund intends to follow the practice of distributing substantially all of its investment company taxable income. Investment company taxable income generally includes dividends, interest, net short-term capital gains in excess of net long-term capital losses, and certain foreign currency gains, if any, less expenses and certain foreign currency losses.

Capital gain distributions — The fund also intends to distribute its net capital gain each year. The fund’s net capital gain is the entire excess of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carryforward of the fund.

The fund may retain a portion of net capital gain for reinvestment and may elect to treat such capital gain as having been distributed to shareholders of the fund. Shareholders receive a credit for the tax that the fund paid on such undistributed net capital gain. In addition, shareholders may increase the basis in their shares of the fund by the difference between the amount of includible gains and the tax deemed paid by the shareholder.

2.   The first three paragraphs of the “Taxes and distributions — Shareholder taxation” section of the statement of additional information are amended in their entirety to read as follows:

Shareholder taxation — After the end of each calendar year, individual shareholders holding fund shares in taxable accounts will receive a statement of the federal income tax status of all distributions. Shareholders of the fund also may be subject to state and local taxes on distributions received from the fund.

Dividends — The fund will report the amount of each shareholder’s taxable dividend on Form 1099-DIV.

Capital gains — Distributions of net capital gain that the fund properly designates as “capital gain dividends” generally will be taxable as long-term capital gain, regardless of the length of time the shares of the fund have been held by a shareholder. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains (including any undistributed amounts treated as distributed capital gains, as described above) during such six-month period.

Keep this Supplement with your statement of additional information.

Lit No. MFGEBS-038-1210O  CGD/10149-S27687